UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2005

LANCE, INC.

(Exact name of registrant as specified in charter)

North Carolina	0-398	56-0292920

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

8600 South Boulevard, P.O. Box 32368, Charlotte, NC	28232

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-554-1421

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On January 26, 2005, the Stock Award Committee of the Board of Directors of Lance, Inc. (the Company), upon recommendation of its Compensation Committee, adopted and approved the Lance, Inc. 2005 Long-Term Incentive Plan for Officers (the Long-Term Plan). The Long-Term Plan provides executive officers of the Company an incentive award based 75% on a three year cumulative consolidated earnings per share target and 25% on a three-year compound annual growth in consolidated net revenues target. Each participant is assigned a target incentive based on a percentage of current base salary. Based on audited financial statements for the fiscal years 2005 through 2007, awards will be paid 25% in cash, 50% in restricted stock and 25% in nonqualified stock options. Any awards will be payable in early 2008. The Long-Term Plan is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The summary of the Long-Term Plan contained herein is qualified in its entirety by reference to the full text of the Long-Term Plan.

     On January 27, 2005, the Board of Directors of the Company, upon recommendation of its Compensation Committee, adopted and approved the Lance, Inc. 2005 Annual Performance Incentive Plan for Officers (the Annual Plan). The Annual Plan provides executive officers of the Company an annual incentive award based on return on capital employed or divisional return on net assets and individual performance objectives against specific goals. Each participant is assigned a target incentive based on a percentage of current base salary. Based on audited financial statements for the 2005 fiscal year, awards will be paid in cash in early 2006. The Annual Plan is filed as Exhibit 10.2 hereto and is incorporated herein by reference. The summary of the Annual Plan contained herein is qualified in its entirety by reference to the full text of the Annual Plan.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description

10.1*	Lance, Inc. 2005 Long-Term Incentive Plan for Officers

10.2*	Lance, Inc. 2005 Annual Performance Incentive Plan for Officers

*	Management Contract

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC.

Date: February 1, 2005	By:	/s/ B. Clyde Preslar

B. Clyde Preslar
Vice President

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported: January 26, 2005	Commission File No: 0-398

Lance, Inc.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Lance, Inc. 2005 Long-Term Incentive Plan for Officers

10.2	Lance, Inc. 2005 Annual Performance Incentive Plan for Officers